                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  JUNE 4, 2001
                                                   ------------



                          Sight Resource Corporation
                          --------------------------
            (Exact name of registrant as specified in its charter)


    DELAWARE                          0-21068                    04-3181524
------------------              ---------------------          ---------------
 (State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)


              100 JEFFREY AVENUE, HOLLISTON, MASSACHUSETTS 01746
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (508) 429-6916
                                                    --------------
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                          SIGHT RESOURCE CORPORATION

                                     INDEX


Item                                                           Page No.
----                                                           --------

Item 5.  Other Events and Regulation FD Disclosure                3

Item 7.  Financial Statements and Exhibits                        4

Signatures                                                        5

Exhibit Index                                                     6


                                       2
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 4, 2001, the Registrant issued a press release announcing that it had entered into a common stock purchase agreement, dated May 31, 2001, by and among the Registrant and certain investors associated with eyeshop.com, inc., a Delaware corporation ("Eyeshop"), to sell an aggregate of 6,500,000 shares of its common stock at a price of $.20 per share for an aggregate purchase price of $1,300,000. Under the terms of the Stock Purchase Agreement, the closing of the financing is conditioned upon the closing of a merger of Eyeshop Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant, with and into Eyeshop. The closing of the merger is expected to occur in mid-July. The common stock purchase agreement has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release has been filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.


                                       3
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.

 Exhibit No.   Description
 -----------   -----------

 99.1 Common Stock Purchase Agreement by and among Sight Resource Corporation and the purchasers listed on Exhibit A attached thereto, dated May 31, 2001.

 99.2          Press Release dated June 4, 2001.









                                       4
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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGHT RESOURCE CORPORATION


Date: June 8, 2001                  By: /s/ Carene S. Kunkler
                                       ----------------------------
                                       Carene S. Kunkler
                                       President and Chief Executive Officer













                                       5
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number         Description
------         -----------


 99.1 Common Stock Purchase Agreement by and among Sight Resource Corporation and the purchasers listed on Exhibit A attached thereto, dated May 31, 2001.

 99.2          Press Release dated June 4, 2001.







                                       6